Notes Payable	12 Months Ended
Dec. 31, 2019
Related Party Transactions
17. Notes Payable

As of January 1, 2018, the Company had a note payable with a principal balance of $11,952 (Cdn$15,000) owed to a director, which was unsecured, bore interest at 5% per annum, and was due on October 30, 2017. As of January 1, 2018, the Company had an outstanding accrued interest balance of $2,386 (Cdn$2,960). During the year ended December 31, 2018, the Company repaid all amounts related to this note payable.

On March 23, 2017, the Company entered into a loan agreement with a third party for a principal amount of $8,695, which included a one-time loan fee of $695, which was charged to interest expense. The note payable was unsecured, non-interest bearing, and required minimum payments of 10% of the loan every ninety days from the start date of March 26, 2017. During the year ended December 31, 2018, the Company repaid all amounts due related to this loan agreement.